Exhibit 4.2

Number C-	[LOGO] TGR FINANCIAL, INC. ORGANIZED UNDER THE LAWS OF THE STATE OF FLORIDA	Shares

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS SEE REVERSE SIDE.

CUSIP 000000 00 0

THIS CERTIFIES THAT

is the owner of

SHARES OF THE FULLY PAID AND NONASSESSABLE COMMON STOCK $1.00 PAR VALUE, OF

TGR FINANCIAL, INC.

transferable only on the books of the Company by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Company has caused this Certificate to be signed by its duly authorized officers. This Certificate is not valid unless countersigned by the Transfer Agent.

Dated:

SECRETARY		CHAIRMAN OF THE BOARD

TGR FINANCIAL, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT		Custodian

TEN ENT	-as tenants by entireties		(Cust)		(Minor)

JT TEN	-as joint tenants with right of survivorship not as tenants in common		under Uniform Gifts to Minors Act

State

		UNIF TRF MIN ACT			Custodian (until age )

(Cust)

Under Uniform Transfers

(Minor)

to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

For value received                                          hereby sell, assign and transfer unto

SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER	PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE
SHARES

SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER	PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE
SHARES

of the common stock represented by the within Certificate and do hereby irrevocable constitute and appoint

                                                                                   Attorney to transfer the said stock on he books of the within-named Corporation will full powers of substitution in the premises.

Dated 20
Signature(s)

IMPORTANT	Signature(s)
A NOTARY SEAL IS NOT ACCEPTABLE THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A COMMERCIAL BANK TRUST COMPANY, SAVINGS AND LOAN, CREDIT UNION OR BROKER WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PRO- GRAM, PURSUANT TO SEC RULE 17AD-15.	NOTICE: THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Medallion Signature(s) Guarantee.